SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                              ________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    JUNE 27, 1995

                               SUNAMERICA INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MARYLAND                           1-4618         86-0176061
(STATE OR OTHER JURISDICTION     (COMMISSION    (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)


1 SUNAMERICA CENTER
LOS ANGELES, CALIFORNIA                         90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including
area code                                       (310) 772-6000

Item 5.     Other Events
            -------------

            On June 27, 1995, industry analyst A.M. Best Company upgraded the ratings of SunAmerica Life Insurance Company (f/k/a "Sun Life Insurance Company of America"), Anchor National Life Insurance Company and First SunAmerica Life Insurance Company from "A" (Excellent) to "A+" (Superior). On August 21, 1995, Standard & Poor's Corporation reaffirmed the "AAA" (Superior) claims-paying ability rating of SunAmerica National Life Insurance Company, while reducing the claims-paying ability ratings of SunAmerica Life Insurance Company and Anchor National Life Insurance Company from "AA" (Excellent) to "AA-" (Excellent). SunAmerica National Life Insurance Company is a newly formed subsidiary of SunAmerica Life Insurance Company, and will specialize in the sale of guaranteed investment contracts ("GICs") to the pension and 401(k) plan retirement savings markets.





                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA INC.



Date:   September 5, 1995           By: /s/ SCOTT L. ROBINSON
                                        -----------------------------
                                        Scott L. Robinson
                                        Senior Vice President
                                          and Controller